UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2022

INNOVIVA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30319	94-3265960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1350 Old Bayshore Highway,
Suite 400

Burlingame, California 94010

(650) 238-9600

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	INVA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

In the Current Report on Form 8-K filed by Innoviva, Inc. (the “Company”) on July 20, 2022 (the “Initial 8-K”), the Company reported the sale of 750 Class A Units and 750 Class C Units of Theravance Respiratory Company, LLC (the “Seller Equity”), pursuant to that certain Equity Purchase Agreement (the “Sale”) by and the Company, Innoviva TRC Holdings LLC, a Delaware limited liability company and wholly-owned subsidiary of Innoviva, and Royalty Pharma Investments 2019 ICAV (“Purchaser”), dated as of July 13, 2022, had closed, and the Seller Equity had been transferred to Purchaser.

The Company is filing this amendment (“Amendment No. 1”) in order to amend and supplement the Initial 8-K to include the historical and pro forma financial information required under Item 9.01 of Form 8-K with respect to the TRC Sale.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information of the Company and certain assets acquired and liabilities assumed by the Company pursuant to the Acquisition are filed herewith as Exhibit 99.1 to this Amendment No. 1 and incorporated by reference into this Item 9.01(b):

●	Unaudited Pro Forma Condensed Consolidated Statement of Income for the Six Months Ended June 30, 2022.

●	Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 2021.

●	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2022

(d) Exhibits

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2022	INNOVIVA, INC.

	By:	/s/ Pavel Raifeld
Pavel Raifeld
Chief Executive Officer